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                                                                      EXHIBIT 10

                             ARTHUR ANDERSEN LLP




                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-19944 for Hartford Life Insurance
Company DC Variable Account-I on Form N-4.

                                       /s/ Arthur Andersen LLP

Hartford, Connecticut
April 14, 1997